Exhibit 10(ii)

PITNEY BOWES INC. 2024 STOCK PLAN
STOCK OPTION GRANT NOTICE
Pursuant to the terms and conditions of the Pitney Bowes Inc. 2024 Stock Plan (the “Plan”), and the associated Stock Option Agreement (Immediately Exercisable), attached as Exhibit A (the “Option Agreement”), you are hereby granted an option (this “Option”) to purchase Shares under the conditions set forth in this Stock Option Grant Notice (the “Grant Notice”), in the Option Agreement, and in the Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.
Type of Option:    Check one (and only one) of the following:
    Incentive Stock Option (This Option is intended to be an Incentive Stock Option (as defined in the Plan).)
    Nonstatutory Stock Option (This Option is not intended to be an Incentive Stock Option (as defined in the Plan).)
Optionee:    Lance Rosenzweig
Date of Grant:    November 21, 2024 (“Date of Grant”)
Number of Shares:    11,111
Exercise Price:    $9.00 per share
Note: In the case of an Incentive Stock Option, the Option Price must be at least 100% (or, in the case of a 10% shareholder of the Company, 110%) of the Fair Market Value (as defined in the Plan) of a share of Stock on the Date of Grant.
Expiration Date:      May 20, 2026
Note: In the case of an Incentive Stock Option, this date cannot be more than ten years (or in the case of a 10% shareholder of the Company, more than five years) from the Date of Grant.
Vesting Schedule:     This Option is immediately exercisable on the Date of Grant. The Option Shares issuable upon exercise of this Option shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Upon the exercise of this Option for Nonvested Shares, you will be issued shares of Restricted Stock subject to the terms and conditions of the Plan and Section 3 of the Option Agreement (the “Restricted Shares”). The Option Shares (or the Restricted Shares, once this Option has been exercised) will become Vested Shares on the one year anniversary of the Date of Grant; provided, however, that such Nonvested Shares will become vested on such dates only if you remain in the employ of the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.
By your signature, you hereby acknowledge your receipt of this Option granted on the Date of Grant indicated above, which has been issued to you under the terms and conditions of this

Grant Notice, the Plan and the Option Agreement, including the vesting and risk of forfeiture provisions set forth therein.
You understand and acknowledge that if the purchase price of the Stock under this Option is less than the Fair Market Value of such Stock on the date of grant of this Option, then you may incur adverse tax consequences under sections 409A and/or 422 of the Code. You acknowledge and agree that (a) you are not relying upon any determination by the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Stock on the Date of Grant, (b) you are not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with your execution of this Grant Notice and your receipt, holding and exercise of this Option, and (c) in deciding to enter into this Grant Notice, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of this Grant Notice, and your receipt, holding and exercise of this Option.
You further acknowledge receipt of a copy of the Plan and the Option Agreement and agree to all of the terms and conditions of this Grant Notice and of the Plan and the Option Agreement, which are incorporated in this Grant Notice by reference.
Note: To accept the grant of this Option, you must execute this form and return an executed copy to Lauren Freeman-Bosworth (the “Designated Recipient”).

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EXHIBIT A
STOCK OPTION AGREEMENT

This Agreement is made and entered into as of the Date of Grant set forth in the Stock Option Grant Notice (“Grant Notice”) by and between Pitney Bowes Inc. (the “Company”), and you:
WHEREAS, the Company, in order to induce you to enter into and continue in dedicated service to the Company and to materially contribute to the success of the Company, agrees to grant you an option to acquire an interest in the Company through the purchase of shares of stock of the Company;
WHEREAS, the Company adopted the Pitney Bowes Inc. 2024 Stock Plan, as it may be amended from time to time (the “Plan”) under which the Company is authorized to grant stock options to certain employees and service providers of the Company;
WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this stock option agreement (the “Agreement”) as if fully set forth herein and terms capitalized but not defined herein shall have the meaning set forth in the Plan; and
WHEREAS, you desire to accept the option created pursuant to the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:
1.    The Grant. Subject to the conditions set forth below, the Company hereby grants to you, effective as of the Date of Grant set forth in the Grant Notice, as a matter of separate inducement and not in lieu of any salary or other compensation for your employment with the Company, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of the number of shares of Stock (which may constitute Restricted Stock) set forth in the Grant Notice (the “Option Shares”), at the Exercise Price set forth in the Grant Notice.
2.    Exercise.
(a)    This Option is immediately exercisable on the Date of Grant. Option Shares (and Restricted Shares, as defined below) shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Upon the exercise of this Option for Nonvested Shares, you will be issued shares of Restricted Stock subject to the terms and conditions of the Plan and Section 3 below (the “Restricted Shares”). The Option shall in all events terminate at the close of business on the Expiration Date set forth in the Grant Notice (the “Expiration Date”). Option Shares and/or Restricted Shares will become Vested Shares in accordance with the vesting schedule set forth in the Grant Notice, provided that you remain in the employ of or a service provider to the Company or its Subsidiaries until the applicable dates set forth therein.
(b)    Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Option Shares at any time prior to the termination of the Option pursuant to this Option Agreement.

No fewer than 100 Option Shares may be purchased at any one time unless the number purchased is the total number of Option Shares at that time purchasable under the Option. In no event shall you be entitled to exercise the Option for a fraction of an Option Share.

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(c)    Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business. Exercise of the Option shall be made by delivery to the Company by you (or other person entitled to exercise the Option as provided hereunder) of (i) an executed “Notice of Stock Option Exercise,” and (ii) payment of the aggregate purchase price for shares purchased pursuant to the exercise.

(d)    Payment of the Exercise Price may be made in cash, by certified or official bank check or by wire transfer of immediately available funds or, at your election, and with the approval of the Company, (i) by delivery to the Company of a number of shares of Stock having a Fair Market Value as of the date of exercise equal to the Exercise Price, (ii) by the delivery of a note, or (iii) by net issuance exercise, pursuant to which the Company will issue to you a number of shares of Stock as to which the Option is exercised, less a number of shares with a Fair Market Value as of the date of exercise equal to the Exercise Price.

(e)    If you are on leave of absence for any reason, the Company may, in its sole discretion, determine that you will be considered to still be in the employ of the Company, provided that rights to the Option or the Restricted Shares will be limited to the extent to which those rights were earned or vested when the leave or absence began.
3.    Restricted Shares.
(a)    Escrow of Restricted Shares. The Company shall evidence the Restricted Shares issued upon the exercise of this Option for Nonvested Shares in the manner that it deems appropriate. The Company may issue in your name a certificate or certificates representing the Restricted Shares and retain that certificate or those certificates until the restrictions on such Restricted Shares expire as described in Section 3(d) of this Agreement or the Restricted Shares are forfeited as contemplated in Section 4 of this Agreement. If the Company certificates the Restricted Shares, you shall execute one or more stock powers in blank for those certificates and deliver those stock powers to the Company. You hereby agree that the Company shall hold the Restricted Shares and, if applicable, the related stock powers pursuant to the terms of this Agreement until such time as a certificate or certificates are delivered to you, the Restricted Shares are otherwise transferred to you free of restrictions, or the Restricted Shares are canceled and forfeited pursuant to this Agreement.

(b)    Ownership of Restricted Shares. From and after the time that the Restricted Shares have been issued in your name, you will be entitled to all the rights of absolute ownership of the Restricted Shares, including the right to vote those shares and to receive dividends thereon if, as, and when declared by the Board, subject, however, to the terms, conditions and restrictions set forth in this Agreement.

(c)    Restrictions; Forfeiture. The Restricted Shares are restricted in that they may not be sold, transferred or otherwise alienated or hypothecated until such restrictions are removed or expire as described in Section 3(d) of this Agreement and as described in the Grant Notice. The Restricted Shares are also restricted in the sense that they may be forfeited to the Company. You hereby agree that if the Restricted Shares are forfeited, as provided in Section 4, the Company shall have the right to deliver the Restricted Shares to the Company’s transfer agent for cancellation or, at the Company’s election, for transfer to the Company to be held by the Company in treasury or any designee of the Company.

(d)    Expiration of Restrictions and Risk of Forfeiture. The restrictions on all of the Restricted Shares granted pursuant to this Agreement will expire and the Restricted Shares will become transferable, except to the extent provided in Section 14 of this Agreement and Sections 9(b) and 9(c) of the Plan, and nonforfeitable when the Restricted Shares become Vested Shares as set forth in Section 2(a)

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and the Grant Notice, provided, however, that such restrictions will expire on such dates only if you have remained in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant to the applicable vesting date.

4.    Effect of Termination of Employment. Except as provided in Sections 5 and 6, this Option may be exercised only while you are employed by the Company and this Option and all Nonvested Shares as of the date of a termination shall become null and void and such Nonvested Shares will be forfeited to the Company upon termination of your employment, except as follows (unless otherwise limited by the provisions of the Plan):

(a)    Termination on Account of Disability or Death. If your employment with the Company terminates by reason of Disability or your death, 100% of the Option Shares or Restricted Shares will become Vested Shares and this Option, to the extent unexercised, may be exercised by you (or your estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of your death) at any time during the period ending on the Expiration Date. “Disability” shall mean you are “disabled” for six months under the provisions and procedures of the Pitney Bowes Long Term Disability (LTD) Plan, irrespective of whether you are eligible to receive benefits under the LTD Plan, or you become entitled to receive benefits for six months under state worker’s compensation laws.

(b)    Termination other than for Gross Misconduct or Resignation for Good Reason. If your employment with the Company is terminated by the Company other than for Gross Misconduct (as defined in the Pitney Bowes Inc. Key Employees Incentive Plan, and determined in good faith by the Committee) or you resign for Good Reason, 100% of the Option Shares or Restricted Shares will become Vested Shares and this Option, to the extent unexercised, may be exercised by you or by your estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of your death) at any time during the period ending on the Expiration Date. “Good Reason” means the occurrence of any of the following without your written consent: (a) the assignment to you of any duties materially inconsistent in any respect with your position, authority, duties and responsibilities, or any other action by the Company which results in a material diminution in such position, authority, duties, or responsibilities, excluding for this purpose an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you; (b) a material reduction in your annual salary, employee benefits, or other compensation, other than an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you; or (c) the Company’s requiring you to be based at any office or location more than 35 miles farther from your place of residence than the office or location at which you are then employed or the Company’s requiring you to travel on Company business to a substantially greater extent; provided, that, for a resignation by you to constitute a resignation for Good Reason hereunder, (x) you must give written notice to the Company of the existence of the condition giving rise to Good Reason (and a detailed description thereof) within sixty (60) days following the initial occurrence of such condition, (y) such condition must remain uncorrected for thirty (30) days following receipt by the Company of such written notice, and (z) you must resign within thirty sixty (60) (30) days following the expiration of the Company cure period.

5.    Extension if Exercise Prevented by Law. Notwithstanding Section 4, if the exercise of the Option within the applicable time periods set forth in Section 4 is prevented by the provisions of Section 9, the Option will remain exercisable until 30 days after the date you are notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date; provided, however, if the exercise of your Option is prevented by the provisions of this Section 9 for a period of five or more business days immediately preceding the Expiration Date, the Expiration Date will be automatically extended to the date that is five business days following the date you are notified by the Company that the Option is exercisable.

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The Company makes no representation as to the tax consequences of any such delayed exercise. You should consult with your own tax advisor as to the tax consequences of any such delayed exercise.

6.    Extension if You are Subject to Section 16(b). Notwithstanding Section 4, if a sale within the applicable time periods set forth in Section 4 of shares acquired upon the exercise of the Option would subject you to suit under Section 16(b) of the Exchange Act, the Option will remain exercisable until the earliest to occur of (1) the 10th day following the date on which a sale of such shares by you would no longer be subject to such suit, (2) the 190th day after your termination of employment with the Company and any Subsidiary, or (3) the Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. You should consult with your own tax advisor as to the tax consequences of any such delayed exercise.

7.    Tax Withholding. The Committee may, in its discretion, require you to pay to the Company at the time of the exercise of an Option, vesting of Restricted Shares, or such other time, the amount that the Committee deems necessary to satisfy the Company’s current or future obligation to withhold federal, state or local income or other taxes that you incur by exercising an Option or upon the vesting of Restricted Shares. In connection with such an event requiring tax withholding, you may (a) direct the Company to withhold from the shares of Stock to be issued to you the number of shares necessary or appropriate to satisfy the Company’s obligation to withhold taxes, that determination to be in accordance with Section 9(d) of the Plan; (b) deliver to the Company sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Company’s tax withholding obligation; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. If you elect to use a Stock withholding feature you must make the election at the time and in the manner that the Committee prescribes. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency in the form of payment requested by the Committee. You acknowledge that there may be adverse tax consequences upon the exercise of the Option or vesting of the Restricted Shares and that you have been advised, and hereby are advised, to consult a tax advisor. You represent that you are in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.
8.    Employment Relationship. For purposes of this Agreement you will be considered to be employed by the Company or an Affiliate as long as you remain an employee of any of the Company, an Affiliate or a corporation or other entity (or a parent or subsidiary of such corporation or other entity) assuming or substituting a new award for this Award. Without limiting the scope of the preceding sentence, it is expressly provided that you will be considered to have terminated employment with the Company (a) when you cease to be an employee of any of the Company, an Affiliate, or a corporation or other entity (or a parent or subsidiary of such corporation or other entity) assuming or substituting a new award for this Award or (b) at the time of the termination of the “Affiliate” status under the Plan of the corporation or other entity that employs you.

9.    Compliance with Applicable Law. Notwithstanding any provision of this Agreement to the contrary, the grant of the Option and the issuance of Stock (including Restricted Shares) will be subject to compliance with all applicable requirements of federal, state, and foreign securities laws and with the requirements of any stock exchange or market system upon which the Stock may then be listed. The Option may not be exercised if the issuance of shares of Stock (including Restricted Shares) upon exercise would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations,

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the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (a) a registration statement under the Securities Act is at the time of exercise of the Option in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. YOU ARE CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, YOU MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option will relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority has not been obtained. As a condition to the exercise of the Option, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company.

10.    Adjustments. The terms of the Option shall be subject to adjustment from time to time, in accordance with Section 4(c) of the Plan. Adjustments made under this Section 10 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

11.    Rights as a Stockholder. You will have no rights as a stockholder of the Company with respect to any shares of Stock that may become deliverable hereunder unless and until you have become the holder of record of such shares of Stock, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares of Stock, except as otherwise specifically provided for in the Plan or this Agreement.

12.    Stockholder Agreement. The Committee may, in its sole discretion, condition the delivery of Stock pursuant to the exercise of this Option upon your entering into a stockholder agreement and/or voting rights agreement in such form as approved from time to time by the Board. You agree that in consideration for the grant of this Option you will enter into a stockholder, investor rights, voting rights or similar agreement if requested by the Company at any future date.

13.    Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefore in such form as it shall determine.

14.    No Right to Continued Employment or Awards. Nothing contained in the adoption of the Plan nor this Agreement shall confer upon you the right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate your employment at any time. The grant of the Option is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Any future Awards will be granted at the sole discretion of the Company.

15.    Notice of Sales Upon Disqualifying Disposition of ISO. If the Option is designated as an Incentive Stock Option in the Grant Notice, you must comply with the provisions of this Section 15. You

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must promptly notify the Chief Financial Officer of the Company if you dispose of any of the shares acquired pursuant to the Option within one year after the date you exercise all or part of the Option or within two years after the Date of Grant. Until such time as you dispose of such shares in a manner consistent with the provisions of this Agreement, unless otherwise expressly authorized by the Company, you must hold all shares acquired pursuant to the Option in your name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after the Date of Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. Your obligation to notify the Company of any such transfer will continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

16.    Notice. Each notice required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which such notice is actually received by the person to whom it is properly addressed or if earlier the date sent via certified mail.

17.    Waiver of Notice. Any person entitled to notice hereunder may, by written form, waive such notice.

18.    Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, you agree, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which you have access. You hereby consent to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agree that your electronic signature is the same as, and shall have the same force and effect as, your manual signature.

19.    Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

20.    Remedies. The Company shall be entitled to recover from you reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

21.    No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder.

22.    Information Confidential. As partial consideration for the granting of this Option, you agree that you will keep confidential all information and knowledge that you have relating to the manner and amount of your participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to your spouse, and tax and financial advisors. In the event any breach of this promise comes to the attention of the Company, it shall take into consideration that breach in determining whether to recommend the grant of any future similar award to you, as a factor weighing against the advisability of granting any such future award to you.

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23.    Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the award granted hereby; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting or severance agreement between the Company (or an Affiliate or other entity) and you in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces your rights shall be effective only if it is in writing and signed by both you and an authorized officer of the Company.

24.    Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

25.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, EXCLUSIVE OF THE CONFLICT OF LAWS PROVISIONS OF DELAWARE, EXCEPT TO THE EXTENT DELAWARE STATE LAW IS PREEMPTED BY FEDERAL LAW. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

26.    Successors and Assigns. The Company may assign any of its rights under this Agreement without your consent. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

27.    Headings; References; Interpretation. The titles and headings are included for convenience only and are not to be considered in construction of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Sections shall, unless the context requires a different construction, be deemed to be references to the Sections of this Agreement. The word “or” as used herein is not exclusive and is deemed to have the meaning “and/or.” All references to “including” shall be construed as meaning “including without limitation.” Unless the context requires otherwise, all references herein to a law, agreement, instrument or other document shall be deemed to refer to such law, agreement, instrument or other document as amended, supplemented, modified and restated from time to time to the extent permitted by the provisions thereof. All references to “dollars” or “$” in this Agreement refer to United States dollars. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

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28.    No Assignment. You may not assign this Agreement or any of your rights under this Agreement without the Company’s prior written consent, and any purported or attempted assignment without such prior written consent shall be void.

29.    Counterparts. The Grant Notice may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Delivery of an executed counterpart of the Grant Notice by facsimile or portable document format (.pdf) attachment to electronic mail shall be effective as delivery of a manually executed counterpart of the Grant Notice.

30.    Section 409A. This Agreement is intended to comply with the Nonqualified Deferred Compensation Rules or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under the Nonqualified Deferred Compensation Rules. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with the Nonqualified Deferred Compensation Rules and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non-compliance with the Nonqualified Deferred Compensation Rules.

31.    Miscellaneous.
(a)    This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

(b)    The Option may be amended by the Board or by the Committee at any time
(i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in any federal or state, tax or securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i) or provided in the Plan, with your consent.

(c)    If this Option is intended to be an incentive stock option designed pursuant to section 422 of the Code, then in the event the Option Shares (and all other options designed pursuant to section 422 of the Code granted to you by the Company or any parent of the Company or Subsidiary) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Option Share as of the Date of Grant) that exceeds $100,000, the Option Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option.

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PITNEY BOWES INC. 2024 STOCK PLAN
STOCK OPTION GRANT NOTICE
Pursuant to the terms and conditions of the Pitney Bowes Inc. 2024 Stock Plan (the “Plan”), and the associated Stock Option Agreement (Immediately Exercisable), attached as Exhibit A (the “Option Agreement”), you are hereby granted an option (this “Option”) to purchase Shares under the conditions set forth in this Stock Option Grant Notice (the “Grant Notice”), in the Option Agreement, and in the Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.
Type of Option:    Check one (and only one) of the following:
    Incentive Stock Option (This Option is intended to be an Incentive Stock Option (as defined in the Plan).)
    Nonstatutory Stock Option (This Option is not intended to be an Incentive Stock Option (as defined in the Plan).)
Optionee:    Lance Rosenzweig
Date of Grant:    November 21, 2024 (“Date of Grant”)
Number of Shares:    1,488,889
Exercise Price:    $9.00 per share
Note: In the case of an Incentive Stock Option, the Option Price must be at least 100% (or, in the case of a 10% shareholder of the Company, 110%) of the Fair Market Value (as defined in the Plan) of a share of Stock on the Date of Grant.
Expiration Date: May 20, 2026
Note: In the case of an Incentive Stock Option, this date cannot be more than ten years (or in the case of a 10% shareholder of the Company, more than five years) from the Date of Grant.
Vesting Schedule: This Option is immediately exercisable on the Date of Grant. The Option Shares issuable upon exercise of this Option shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Upon the exercise of this Option for Nonvested Shares, you will be issued shares of Restricted Stock subject to the terms and conditions of the Plan and Section 3 of the Option Agreement (the “Restricted Shares”). The Option Shares (or the Restricted Shares, once this Option has been exercised) will become Vested Shares on the one year anniversary of the Date of Grant; provided, however, that such Nonvested Shares will become vested on such dates only if you remain in the employ of the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.
By your signature, you hereby acknowledge your receipt of this Option granted on the Date of Grant indicated above, which has been issued to you under the terms and conditions of this

Grant Notice, the Plan and the Option Agreement, including the vesting and risk of forfeiture provisions set forth therein.
You understand and acknowledge that if the purchase price of the Stock under this Option is less than the Fair Market Value of such Stock on the date of grant of this Option, then you may incur adverse tax consequences under sections 409A and/or 422 of the Code. You acknowledge and agree that (a) you are not relying upon any determination by the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Stock on the Date of Grant, (b) you are not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with your execution of this Grant Notice and your receipt, holding and exercise of this Option, and (c) in deciding to enter into this Grant Notice, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of this Grant Notice, and your receipt, holding and exercise of this Option.
You further acknowledge receipt of a copy of the Plan and the Option Agreement and agree to all of the terms and conditions of this Grant Notice and of the Plan and the Option Agreement, which are incorporated in this Grant Notice by reference.
Note: To accept the grant of this Option, you must execute this form and return an executed copy to Lauren Freeman-Bosworth (the “Designated Recipient”).

EXHIBIT A
STOCK OPTION AGREEMENT
(Immediately Exercisable)
This Agreement is made and entered into as of the Date of Grant set forth in the Stock Option Grant Notice (“Grant Notice”) by and between Pitney Bowes Inc. (the “Company”), and you:
WHEREAS, the Company, in order to induce you to enter into and continue in dedicated service to the Company and to materially contribute to the success of the Company, agrees to grant you an option to acquire an interest in the Company through the purchase of shares of stock of the Company;
WHEREAS, the Company adopted the Pitney Bowes Inc. 2024 Stock Plan, as it may be amended from time to time (the “Plan”) under which the Company is authorized to grant stock options to certain employees and service providers of the Company;
WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this stock option agreement (the “Agreement”) as if fully set forth herein and terms capitalized but not defined herein shall have the meaning set forth in the Plan; and
WHEREAS, you desire to accept the option created pursuant to the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:
1.    The Grant. Subject to the conditions set forth below, the Company hereby grants to you, effective as of the Date of Grant set forth in the Grant Notice, as a matter of separate inducement and not in lieu of any salary or other compensation for your employment with the Company, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of the number of shares of Stock (which may constitute Restricted Stock) set forth in the Grant Notice (the “Option Shares”), at the Exercise Price set forth in the Grant Notice.
2.    Exercise.
(a)    This Option is immediately exercisable on the Date of Grant. Option Shares (and Restricted Shares, as defined below) shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Upon the exercise of this Option for Nonvested Shares, you will be issued shares of Restricted Stock subject to the terms and conditions of the Plan and Section 3 below (the “Restricted Shares”). The Option shall in all events terminate at the close of business on the Expiration Date set forth in the Grant Notice (the “Expiration Date”). Option Shares and/or Restricted Shares will become Vested Shares in accordance with the vesting schedule set forth in the Grant Notice, provided that you remain in the employ of or a service provider to the Company or its Subsidiaries until the applicable dates set forth therein.

(b)    Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Option Shares at any time prior to the termination of the Option pursuant to this Option Agreement.
No fewer than 100 Option Shares may be purchased at any one time unless the number purchased is the total number of Option Shares at that time purchasable under the Option. In no event shall you be entitled to exercise the Option for a fraction of an Option Share.

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(c)    Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business. Exercise of the Option shall be made by delivery to the Company by you (or other person entitled to exercise the Option as provided hereunder) of (i) an executed “Notice of Stock Option Exercise,” and (ii) payment of the aggregate purchase price for shares purchased pursuant to the exercise.

(d)    Payment of the Exercise Price may be made in cash, by certified or official bank check or by wire transfer of immediately available funds or, at your election, and with the approval of the Company, (i) by delivery to the Company of a number of shares of Stock having a Fair Market Value as of the date of exercise equal to the Exercise Price, (ii) by the delivery of a note, or (iii) by net issuance exercise, pursuant to which the Company will issue to you a number of shares of Stock as to which the Option is exercised, less a number of shares with a Fair Market Value as of the date of exercise equal to the Exercise Price.

(e)    If you are on leave of absence for any reason, the Company may, in its sole discretion, determine that you will be considered to still be in the employ of the Company, provided that rights to the Option or the Restricted Shares will be limited to the extent to which those rights were earned or vested when the leave or absence began.
3.    Restricted Shares.
(a)    Escrow of Restricted Shares. The Company shall evidence the Restricted Shares issued upon the exercise of this Option for Nonvested Shares in the manner that it deems appropriate. The Company may issue in your name a certificate or certificates representing the Restricted Shares and retain that certificate or those certificates until the restrictions on such Restricted Shares expire as described in Section 3(d) of this Agreement or the Restricted Shares are forfeited as contemplated in Section 4 of this Agreement. If the Company certificates the Restricted Shares, you shall execute one or more stock powers in blank for those certificates and deliver those stock powers to the Company. You hereby agree that the Company shall hold the Restricted Shares and, if applicable, the related stock powers pursuant to the terms of this Agreement until such time as a certificate or certificates are delivered to you, the Restricted Shares are otherwise transferred to you free of restrictions, or the Restricted Shares are canceled and forfeited pursuant to this Agreement.

(b)    Ownership of Restricted Shares. From and after the time that the Restricted Shares have been issued in your name, you will be entitled to all the rights of absolute ownership of the Restricted Shares, including the right to vote those shares and to receive dividends thereon if, as, and when declared by the Board, subject, however, to the terms, conditions and restrictions set forth in this Agreement.

(c)    Restrictions; Forfeiture. The Restricted Shares are restricted in that they may not be sold, transferred or otherwise alienated or hypothecated until such restrictions are removed or expire as described in Section 3(d) of this Agreement and as described in the Grant Notice. The Restricted Shares are also restricted in the sense that they may be forfeited to the Company. You hereby agree that if the Restricted Shares are forfeited, as provided in Section 4, the Company shall have the right to deliver the Restricted Shares to the Company’s transfer agent for cancellation or, at the Company’s election, for transfer to the Company to be held by the Company in treasury or any designee of the Company.

(d)    Expiration of Restrictions and Risk of Forfeiture. The restrictions on all of the Restricted Shares granted pursuant to this Agreement will expire and the Restricted Shares will become transferable, except to the extent provided in Section 14 of this Agreement and Sections 9(b) and 9(c) of the Plan, and nonforfeitable when the Restricted Shares become Vested Shares as set forth in Section 2(a)

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and the Grant Notice, provided, however, that such restrictions will expire on such dates only if you have remained in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant to the applicable vesting date.

4.    Effect of Termination of Employment. Except as provided in Sections 5 and 6, this Option may be exercised only while you are employed by the Company and this Option and all Nonvested Shares as of the date of a termination shall become null and void and such Nonvested Shares will be forfeited to the Company upon termination of your employment, except as follows (unless otherwise limited by the provisions of the Plan):

(a)    Termination on Account of Disability or Death. If your employment with the Company terminates by reason of Disability or your death, 100% of the Option Shares or Restricted Shares will become Vested Shares and this Option, to the extent unexercised, may be exercised by you (or your estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of your death) at any time during the period ending on the Expiration Date. “Disability” shall mean you are “disabled” for six months under the provisions and procedures of the Pitney Bowes Long Term Disability (LTD) Plan, irrespective of whether you are eligible to receive benefits under the LTD Plan, or you become entitled to receive benefits for six months under state worker’s compensation laws.

(b)    Termination other than for Gross Misconduct or Resignation for Good Reason. If your employment with the Company is terminated by the Company other than for Gross Misconduct (as defined in the Pitney Bowes Inc. Key Employees Incentive Plan, and determined in good faith by the Committee) or you resign for Good Reason, 100% of the Option Shares or Restricted Shares will become Vested Shares and this Option, to the extent unexercised, may be exercised by you or by your estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of your death) at any time during the period ending on the Expiration Date. “Good Reason” means the occurrence of any of the following without your written consent: (a) the assignment to you of any duties materially inconsistent in any respect with your position, authority, duties and responsibilities, or any other action by the Company which results in a material diminution in such position, authority, duties, or responsibilities, excluding for this purpose an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you; (b) a material reduction in your annual salary, employee benefits, or other compensation, other than an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you; or (c) the Company’s requiring you to be based at any office or location more than 35 miles farther from your place of residence than the office or location at which you are then employed or the Company’s requiring you to travel on Company business to a substantially greater extent; provided, that, for a resignation by you to constitute a resignation for Good Reason hereunder, (x) you must give written notice to the Company of the existence of the condition giving rise to Good Reason (and a detailed description thereof) within sixty (60) days following the initial occurrence of such condition, (y) such condition must remain uncorrected for thirty (30) days following receipt by the Company of such written notice, and (z) you must resign within thirty sixty (60) (30) days following the expiration of the Company cure period.

5.    Extension if Exercise Prevented by Law. Notwithstanding Section 4, if the exercise of the Option within the applicable time periods set forth in Section 4 is prevented by the provisions of Section 9, the Option will remain exercisable until 30 days after the date you are notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date; provided, however, if the exercise of your Option is prevented by the provisions of this Section 9 for a period of five or more business days immediately preceding the Expiration Date, the Expiration Date will be automatically extended to the date that is five business days following the date you are notified by the Company that the Option is exercisable.

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The Company makes no representation as to the tax consequences of any such delayed exercise. You should consult with your own tax advisor as to the tax consequences of any such delayed exercise.

6.    Extension if You are Subject to Section 16(b). Notwithstanding Section 4, if a sale within the applicable time periods set forth in Section 4 of shares acquired upon the exercise of the Option would subject you to suit under Section 16(b) of the Exchange Act, the Option will remain exercisable until the earliest to occur of (1) the 10th day following the date on which a sale of such shares by you would no longer be subject to such suit, (2) the 190th day after your termination of employment with the Company and any Subsidiary, or (3) the Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. You should consult with your own tax advisor as to the tax consequences of any such delayed exercise.

7.    Tax Withholding. The Committee may, in its discretion, require you to pay to the Company at the time of the exercise of an Option, vesting of Restricted Shares, or such other time, the amount that the Committee deems necessary to satisfy the Company’s current or future obligation to withhold federal, state or local income or other taxes that you incur by exercising an Option or upon the vesting of Restricted Shares. In connection with such an event requiring tax withholding, you may (a) direct the Company to withhold from the shares of Stock to be issued to you the number of shares necessary or appropriate to satisfy the Company’s obligation to withhold taxes, that determination to be in accordance with Section 9(d) of the Plan; (b) deliver to the Company sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Company’s tax withholding obligation; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. If you elect to use a Stock withholding feature you must make the election at the time and in the manner that the Committee prescribes. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency in the form of payment requested by the Committee. You acknowledge that there may be adverse tax consequences upon the exercise of the Option or vesting of the Restricted Shares and that you have been advised, and hereby are advised, to consult a tax advisor. You represent that you are in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.
8.    Employment Relationship. For purposes of this Agreement you will be considered to be employed by the Company or an Affiliate as long as you remain an employee of any of the Company, an Affiliate or a corporation or other entity (or a parent or subsidiary of such corporation or other entity) assuming or substituting a new award for this Award. Without limiting the scope of the preceding sentence, it is expressly provided that you will be considered to have terminated employment with the Company (a) when you cease to be an employee of any of the Company, an Affiliate, or a corporation or other entity (or a parent or subsidiary of such corporation or other entity) assuming or substituting a new award for this Award or (b) at the time of the termination of the “Affiliate” status under the Plan of the corporation or other entity that employs you.

9.    Compliance with Applicable Law. Notwithstanding any provision of this Agreement to the contrary, the grant of the Option and the issuance of Stock (including Restricted Shares) will be subject to compliance with all applicable requirements of federal, state, and foreign securities laws and with the requirements of any stock exchange or market system upon which the Stock may then be listed. The Option may not be exercised if the issuance of shares of Stock (including Restricted Shares) upon exercise would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations,

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the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (a) a registration statement under the Securities Act is at the time of exercise of the Option in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. YOU ARE CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, YOU MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option will relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority has not been obtained. As a condition to the exercise of the Option, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company.

10.    Adjustments. The terms of the Option shall be subject to adjustment from time to time, in accordance with Section 4(c) of the Plan. Adjustments made under this Section 10 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

11.    Rights as a Stockholder. You will have no rights as a stockholder of the Company with respect to any shares of Stock that may become deliverable hereunder unless and until you have become the holder of record of such shares of Stock, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares of Stock, except as otherwise specifically provided for in the Plan or this Agreement.

12.    Stockholder Agreement. The Committee may, in its sole discretion, condition the delivery of Stock pursuant to the exercise of this Option upon your entering into a stockholder agreement and/or voting rights agreement in such form as approved from time to time by the Board. You agree that in consideration for the grant of this Option you will enter into a stockholder, investor rights, voting rights or similar agreement if requested by the Company at any future date.

13.    Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefore in such form as it shall determine.

14.    No Right to Continued Employment or Awards. Nothing contained in the adoption of the Plan nor this Agreement shall confer upon you the right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate your employment at any time. The grant of the Option is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Any future Awards will be granted at the sole discretion of the Company.

15.    Notice of Sales Upon Disqualifying Disposition of ISO. If the Option is designated as an Incentive Stock Option in the Grant Notice, you must comply with the provisions of this Section 15. You

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must promptly notify the Chief Financial Officer of the Company if you dispose of any of the shares acquired pursuant to the Option within one year after the date you exercise all or part of the Option or within two years after the Date of Grant. Until such time as you dispose of such shares in a manner consistent with the provisions of this Agreement, unless otherwise expressly authorized by the Company, you must hold all shares acquired pursuant to the Option in your name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after the Date of Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. Your obligation to notify the Company of any such transfer will continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

16.    Notice. Each notice required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which such notice is actually received by the person to whom it is properly addressed or if earlier the date sent via certified mail.

17.    Waiver of Notice. Any person entitled to notice hereunder may, by written form, waive such notice.

18.    Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, you agree, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which you have access. You hereby consent to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agree that your electronic signature is the same as, and shall have the same force and effect as, your manual signature.

19.    Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

20.    Remedies. The Company shall be entitled to recover from you reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

21.    No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder.

22.    Information Confidential. As partial consideration for the granting of this Option, you agree that you will keep confidential all information and knowledge that you have relating to the manner and amount of your participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to your spouse, and tax and financial advisors. In the event any breach of this promise comes to the attention of the Company, it shall take into consideration that breach in determining whether to recommend the grant of any future similar award to you, as a factor weighing against the advisability of granting any such future award to you.

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23.    Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the award granted hereby; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting or severance agreement between the Company (or an Affiliate or other entity) and you in effect as of the date a determination is to be made under this Agreement. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially reduces your rights shall be effective only if it is in writing and signed by both you and an authorized officer of the Company.

24.    Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

25.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, EXCLUSIVE OF THE CONFLICT OF LAWS PROVISIONS OF DELAWARE, EXCEPT TO THE EXTENT DELAWARE STATE LAW IS PREEMPTED BY FEDERAL LAW. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

26.    Successors and Assigns. The Company may assign any of its rights under this Agreement without your consent. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

27.    Headings; References; Interpretation. The titles and headings are included for convenience only and are not to be considered in construction of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Sections shall, unless the context requires a different construction, be deemed to be references to the Sections of this Agreement. The word “or” as used herein is not exclusive and is deemed to have the meaning “and/or.” All references to “including” shall be construed as meaning “including without limitation.” Unless the context requires otherwise, all references herein to a law, agreement, instrument or other document shall be deemed to refer to such law, agreement, instrument or other document as amended, supplemented, modified and restated from time to time to the extent permitted by the provisions thereof. All references to “dollars” or “$” in this Agreement refer to United States dollars. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

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28.    No Assignment. You may not assign this Agreement or any of your rights under this Agreement without the Company’s prior written consent, and any purported or attempted assignment without such prior written consent shall be void.
29.    Counterparts. The Grant Notice may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Delivery of an executed counterpart of the Grant Notice by facsimile or portable document format (.pdf) attachment to electronic mail shall be effective as delivery of a manually executed counterpart of the Grant Notice.

30.    Section 409A. This Agreement is intended to comply with the Nonqualified Deferred Compensation Rules or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under the Nonqualified Deferred Compensation Rules. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with the Nonqualified Deferred Compensation Rules and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non-compliance with the Nonqualified Deferred Compensation Rules.

31.    Miscellaneous.
(a)    This Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

(b)    The Option may be amended by the Board or by the Committee at any time
(i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in any federal or state, tax or securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i) or provided in the Plan, with your consent.

(c)    If this Option is intended to be an incentive stock option designed pursuant to section 422 of the Code, then in the event the Option Shares (and all other options designed pursuant to section 422 of the Code granted to you by the Company or any parent of the Company or Subsidiary) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Option Share as of the Date of Grant) that exceeds $100,000, the Option Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option.

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22-May-2024
Lance Rosenzweig

PERFORMANCE STOCK UNIT AGREEMENT

Congratulations on your 2024 long-term incentive award! Your long-term incentive (LTI) award is determined based on your performance and is made in recognition of your past and expected future efforts and contributions to Pitney Bowes, its subsidiaries and affiliates (“Company”) and issued under the Amended and Restated Pitney Bowes Inc. 2024 Stock Plan (“Plan”).

The details of your PSU award is described on the following pages.

About Your Performance Stock Unit (PSU) Award
The dollar value of 60% of your LTI award has been converted into 90,737 PSUs based on the average of the closing prices of Pitney Bowes common stock on the NYSE from May 8 through May 21, 2024. The award is rounded up to the nearest whole unit when converting the award value into the applicable number of PSUs (whole units).

Award Date	PSUs	Award Date Price
22-May-2024	90,737	$5.29 USD

Vest Schedule - PSUs
Vest Date	Vest Quantity
30-May-2025	90,737
30-May-2025	90,737

Performance Conditions
The vesting of the PSUs is conditioned upon the Company first achieving pre-established performance criteria approved by the Board. The PSU Award will become earned based on the metrics listed below over the 12 month performance period (the “Performance Period”) beginning the first day of your employment as Interim Chief Executive Officer (the “Start Date”), and subject to your continued employment with the Company as Interim Chief Executive Officer through the applicable vesting date, at a level of 0%, 50%, 100%, or 150% as shown in the following table, and pro-rated to reflect your actual term of service as Interim Chief Executive Officer during the twelve month period following your Start Date and with such performance to be interpolated on a straight-line basis in between the applicable percentages between 50% and 150%. No portion of the PSU Award will be earned to the extent performance is below the 50% threshold levels.
The performance criteria set forth above will be determined and interpreted in the sole discretion of the Board and if you cease to serve as Interim Chief Executive Officer prior to the date at which any metric was required to be achieved based on the table above, the Board will choose, in its sole and absolute discretion, a percentage based on success towards the metric on such date, subject to proration based on the period of time of your service as Interim Chief Executive Officer. Further, the Board may, in its sole and absolute discretion, take action to delay the dates on which any metric is required to be achieved based on unforeseen changes in business or market conditions or accelerate all or a greater portion of the PSU Award based on your performance beyond the pro-rated portion reflecting your term of service as Interim Chief Executive Officer during the twelve month period following your Start Date, solely within its discretion.
In addition, the Board retains the prerogative of exercising negative discretion by taking into account the overall performance of the Company in determining the vestings of a PSU award.
Rights of the Participant with Respect to the Performance Stock Units
The PSUs granted pursuant to this award do not and shall not entitle you to any rights of a shareholder of common stock. You shall not be entitled to receive dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Company stock) nor shall you have voting rights as a shareholder of the Company with respect to PSUs.
Vesting, Conversion of Performance Stock Units and Issuance of Common Stock
PSUs will vest based on the achievement of the performance criteria as outlined above. The Company shall, as soon as practicable but no more than 30 days following the vesting dates, determine the number of PSUs that have actually vested and, subject to Board verification, convert the vested PSUs into common shares after applying Plan rules. PSUs may be settled in shares or cash as the Committee may determine from time to time in its sole discretion. If you are eligible to defer the conversion of PSUs into common shares and have so elected before the award was made, the PSUs will be converted instead into vested restricted stock units following the vesting date. Upon settlement of the PSUs into common shares of Company stock, you will obtain full voting rights and will be entitled to receive cash dividends and other distributions paid with respect to Company stock. If you elected deferral, you will be entitled to receive dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Company stock) on your vested deferred PSUs but you will not be entitled to vote the shares underlying the PSUs.

Termination Provisions and Vesting of PSUs
The Plan either specifically provides or authorizes the Board to provide in this Award Agreement what happens in the event you are no longer Interim Chief Executive Officer of the Company (even if you remain a member of the Board). Vesting, in all cases, is subject to first meeting any performance criteria set by the Board upon the making of the award. Except as provided below and outlined in the Performance Conditions section above, unvested PSUs will be forfeited upon termination of employment. The following chart describes the more common events relevant to PSUs.
PSUs:

TERMINATION EVENT	TREATMENT OF PERFORMANCE STOCK UNIT CYCLES IN PROGRESS
Death or Disability*
Prorated based on full months of active service through date of death or disability, and the number of units vesting will be determined based on actual performance and paid within 30 days following the end of the Performance Period based upon achievement of the performance criteria.

Involuntary termination other than for cause (with a signed separation agreement and NOT retirement eligible or bridged to retirement)
Prorated based on full months of active service through last day actually worked, with the number of units vesting determined based on actual performance and paid within 30 days following the end of the Performance Period based upon achievement of the performance criteria, provided that the award has been outstanding for one year or longer as of the last day worked. Awards not outstanding for at least one year as of the last day worked are forfeited.

Sale of Business / Company Spin-Off
Prorated vesting based on full months of active service through last day actually worked, with the number of units vesting determined and converted into stock within 30 days following the end of the Performance Period based upon achievement of the performance criteria.

Voluntary resignation	Forfeited, no pro-rata payment
Termination For Cause, Gross misconduct	Forfeited, no pro-rata payment
* Disability vesting occurs on the date of termination of employment due to disability.

If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under the award(s) granted to you prior to your termination from employment.

Income and Tax Withholding at Vesting
With respect to your PSU award, the Company will post vested whole shares of Pitney Bowes Inc. common stock to your account at Shareworks 1-877-380-7793 within the U.S. or 1-403-515-3909 from outside the United States.

For income tax consequences of your award, please refer to the Tax Summary for your country which can be found by accessing Solium Shareworks at https://www.shareworks.com/. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.

Income from PSUs, Are Not Considered Compensation for Benefit Plan Purposes
Any income or actual or unrealized gain related to the PSUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.

No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future awards of PSUs, nor shall any PSUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your PSUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Unless determined otherwise by the Committee, no Award and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution (or, in the case of Awards that are forfeited or canceled, to the Company). No Award and no right under any such Award shall be the subject of short-term speculative trading in Company securities, including hedging, short sales, “put” or “call” options, swaps, collars or any other derivative transactions. No Award and no right under any such Award can be transferred for value or consideration. Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Adjustment, Recoupment, Forfeiture and Negative Discretion by Board
The Board, or its delegate, may adjust, recoup or forfeit any award made or paid to any employee if the Board, or its delegate, reasonably believes that you (i) breached a covenant under the Proprietary Interest Protection Agreement you entered into or (ii) engaged in “Gross Misconduct”, as defined in the Plan, including (a) the conviction of a felony, or crime of similar magnitude, in connection with the performance or non-performance of your duties as an employee or (b) the willful act or failure to act in a way that results in material injury to the business or its employees. The Board, or its delegate, shall in its sole discretion determine whether there has been an infraction allowing an adjustment, recoupment or forfeiture.

With respect to executive officers, in the event of a restatement of the Company’s financial results which consists of a misrepresentation of the financial state of the Company, for purposes of the Securities Exchange Act of 1934, the Board, or its delegate, may, upon review of the facts and circumstances, take necessary and appropriate actions including adjusting, recouping or forfeiting any awards made or paid to executive officers during the past 36 months where the payment or award was predicated upon the achievement of certain financial results that were subsequently subject of a restatement.

The Board reserves the right to apply negative discretion in determining the final vesting of PSUs.

PSUs awarded under this Agreement will be subject to any claw back policy of the Company in effect from time to time, including, without limitation, the Pitney Bowes Inc. Compensation Recoupment Policy. In the event of any inconsistencies between this Award Agreement and any applicable claw back policy, the claw back policy will govern in any and all cases.

Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations under the Plan, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held or previously made and any other personal data required and relevant to the administration of the Plan, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where Plan administration information collection and processing may occur.
Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of the Plan. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting this award, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.

Company reserves right to Amend, Modify or Terminate and Adjust Errors
The Plan and programs under which future PSUs are awarded are subject to amendment, modification or termination by the Company at any time. The Company reserves the right to correct any administrative error in composing this letter.

Terms of the Amended and Restated Pitney Bowes 2024 Stock Plan
PSU awards are subject in all respects to the detailed terms and conditions of the Plan, as amended. Any inconsistencies between this Award Agreement and the Plan language will be rectified in favor of the Plan language. Further information concerning the Plan appears in the Company prospectus which is available online by accessing Solium Shareworks at https://www.shareworks.com/.
You should read all of these documents to understand important information about this program, the Company and its stock, the terms of your participation in the program and the tax implications of the program. This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.
By receipt of this Notice of Grant, you agree to accept the terms of the award as set forth herein and in the Amended and Restated Pitney Bowes Inc. 2024 Stock Plan.

21-Nov-2024
Lance Rosenzweig

PERFORMANCE STOCK UNIT AGREEMENT
Congratulations on your 2024 long-term incentive award! Your long-term incentive (“LTI”) award is determined based on your performance and is made in recognition of your past and expected future efforts and contributions to Pitney Bowes, its subsidiaries and affiliates (“Company”). In accordance with the 2024 LTI plan design, your performance stock units (“PSUs”) have been issued under the 2024 Stock Plan (as may be amended, the “Plan”). To the extent any capitalized terms used in this PSU agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is made a part of this agreement.
Pursuant to the Plan, the Company hereby grants to you as of the “Award Date” specified below, and you hereby accept from the Company, the number of PSUs set forth below, on the terms and conditions set forth in this agreement and in the Plan.

About Your Performance Stock Unit (PSU) Award

A PSU represents your right to receive one share of Pitney Bowes common stock upon vesting of the PSU based upon performance goals, as determined in accordance with this agreement and the Plan, provided that you are continuously employed by the Company until the applicable vesting date except as provided herein:

Award Date	PSUs
21-Nov-2024	300,000
Vesting
Notwithstanding any provisions in this agreement to the contrary, fractional PSUs shall not vest until the date on which the PSUs become 100% vested, and no Shares will be issued for fractional PSUs.

Rights of the Participant with Respect to the Performance Stock Units
The PSUs granted pursuant to this award do not and shall not entitle you to any rights of a stockholder or holder of common stock. Participants holding unvested PSUs shall not be entitled to receive dividends or dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to corresponding number of shares of Company stock), nor shall a participant have voting rights as a stockholder of the Company with respect to PSUs unless and until the Participant becomes the record owner of the Shares underlying such PSUs.
Vesting, Conversion of Performance Stock Units and Issuance of Common Stock
As soon as practicable following the conclusion of the Performance Period, the Committee will determine the achievement of the performance goals for the PSUs. PSUs will vest on the first Committee meeting following the end of the one-year performance period (which will occur within 10 business days following the one year anniversary of the Grant Date). The vesting of the PSUs is conditioned upon your employment with the Company continuing until the vesting date (unless provided otherwise in this agreement).
As soon as practicable after the vesting date (which will occur within 10 business days following the one year anniversary of the Grant Date), the Company shall cause to be issued to you, in book-entry form to your account at Shareworks, one share of the Company's common stock for each vested PSU, free and clear of the restrictions set forth in this agreement, in settlement of the vested PSUs (but subject to holding periods established by Company policy).
If you are eligible to and have properly deferred the settlement of the PSUs into Shares in accordance with the Pitney Bowes Executive Equity Deferral Plan, the Pitney Bowes Executive Equity Deferral Plan will govern the terms of the deferral of the PSUs.

Termination Provisions and Vesting of PSUs
Except as set forth below, you must be employed by the Company through the vesting date following the end of the Performance Period to be eligible to be issued Shares in respect of PSUs, and unvested PSUs will be forfeited upon termination of employment. The following charts describe the more common termination events and the impact on the PSUs of certain terminations of your employment with the Company prior to the vesting date and will control unless limited by the provisions of the Plan.
Any PSUs not vested in accordance with the following will be terminated.
PSUs :

TERMINATION EVENT	TREATMENT OF UNVESTED PSUs
Death or Disability*
In the event of termination of your employment with the Company due to your death or upon your Disability, the PSUs will first be pro-rated based upon the number of full months you were actively employed in the Performance Period, and the pro- rated PSUs will be fully vested at Target performance for the Performance Period (100%), disregarding any requirement that you be actively employed through the vesting date. Shares relating to the pro-rated, vested PSUs will be issued within 30 days following the date of termination of your employment due to death or the date of your Disability, but no earlier than January 1, 2025. The Shares will be delivered to your personal representative, spouse, designated beneficiary or to your estate.

Involuntary termination other than for Gross Misconduct** or resignation for Good Reason*** (pursuant to the Company’s standard form of written separation agreement and release)
In the event of termination of your employment with the Company other than for Gross Misconduct or your resignation for Good Reason prior to a Change of Control, pursuant to the Company’s standard form of written separation agreement and release, none of the PSUs will be forfeited but will remain outstanding until the end of the Performance Period and will vest, if at all, based on actual performance disregarding any requirement that you be actively employed through the vesting date. The PSUs will not be pro-rated based on your period of service. Vested PSUs will be issued within 10 business days following the one year anniversary of the Grant Date.

Change of Control
In the case of a Change of Control or a sale of business or a spin off transaction that does not constitute a Change of Control that results in the Termination of Employment on Account of a Change of Control (as defined in the Plan), the PSUs will become fully vested at Target performance (100%) disregarding any requirement that you be actively employed through the vesting date. Vested PSUs will be issued at the time of the Change of Control or Termination of Employment on Account of a Change of Control, as applicable, but no earlier than January 1, 2025.

Voluntary resignation
In the event of termination of your employment with the Company due to your voluntary resignation other than for Good Reason, unvested PSUs will be forfeited on the date of termination of your employment.

Termination For Gross Misconduct**
In the event of termination of your employment with the Company for Gross Misconduct, unvested PSUs will be forfeited on the date of your termination of employment or the date of the actions giving rise to Gross Misconduct, as determined in good faith by the Committee.

* “Disability” shall have the meaning established by the Committee or, in the absence of Committee determination, shall mean a Participant who is “disabled” for six months under the provisions and procedures of the Pitney Bowes Long Term Disability (LTD) Plan, irrespective of whether the Participant is eligible to receive benefits under the LTD Plan, or a Participant entitled to receive benefits for six months under state worker's compensation laws.

** “Gross Misconduct” is defined in the Pitney Bowes Inc. Key Employees Incentive Plan, and determined in good faith by the Committee.

*** “Good Reason” means the occurrence of any of the following without your written consent: (a) the assignment to you of any duties materially inconsistent in any respect with your position, authority, duties and responsibilities, or any other action by the Company which results in a material diminution in such position, authority, duties, or responsibilities, excluding for this purpose an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (b) a material reduction in your annual salary, employee benefits, or other compensation, other than an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you; or (c) the Company’s requiring you to be based at any office or location more than 35 miles farther from your place of residence than the office or location at which you are then employed or the Company’s requiring you to travel on Company business to a substantially greater extent. provided, that, for a resignation by you to constitute a resignation for Good Reason hereunder, (x) you must give written notice to the Company of the existence of the condition giving rise to Good Reason (and a detailed description thereof) within sixty (60) days following the initial occurrence of such condition, (y) such condition must remain uncorrected for thirty (30) days following receipt by the Company of such written notice, and (z) you must resign within sixty (60) days following the expiration of the Company cure period.
If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under this PSU award or any other award(s) granted to you prior to your termination from employment.

The PSUs and all amounts payable or Shares issuable in respect of the PSUs are subject to the Company's clawback policies and the recoupment provisions of the Plan.

Income and Tax Withholding at Vesting
You shall pay to the Company, or make arrangements satisfactory to the Committee for payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the grant, vesting or settlement of PSUs and any dividend equivalents or other distributions made by the Company to you with respect to the PSUs as and when the Company determines those amounts to be due, and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to you any federal, state, or local taxes of any kind required by law to be withheld with respect to the PSUs or any dividend equivalents or other distributions made by the Company to you with respect to any PSUs.

With respect to your PSU award, the Company will post vested whole Shares to your account at Shareworks. For income tax consequences of your award, please refer to the Tax Summary for your country by accessing Solium Shareworks at https://www.shareworks.com/. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction.
You agree that you minimum withholding tax obligation with respect to the granting, vesting or settlement of the PSUs and any distributions made by the Company to the Participant with respect to the PSUs will be satisfied (provided that Participant has enough vesting or vested Shares available) by the Company's withholding a portion of the Shares otherwise deliverable to you, such Shares being valued at their Fair Market Value as of the date on which the taxable event that gives rise to the withholding requirement occurs. You further agree that each time the Company withholds Shares to satisfy your minimum withholding tax obligation, the Company will round up to the nearest whole number of Shares (with any over withholding applied to federal income tax). For example, if 9.6 Shares are required to satisfy the minimum withholding tax obligation, the Company will round up to 10 Shares. By accepting this agreement, you consent to this method of tax withholding, including the Company rounding up to the nearest whole number of Shares.
Income from PSUs Are Not Considered Compensation for Benefit Plan Purposes
Any income or actual or unrealized gain related to the PSUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.
No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future awards of PSUs, nor shall any PSUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your PSUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.
Limits on Transfer of Awards

Neither this PSU award nor any right under any this PSU award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by you other than by will or by the laws of descent and distribution (or, in the case of PSUs that are forfeited or canceled, to the Company). Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Committee so indicates in writing to you, you may designate one or more beneficiaries who may exercise your rights under this PSU agreement and receive any property distributable with respect to this PSU award upon your death or Disability. Shares issued in settlement of this PSU award, and any rights under this PSU award, shall be payable or exercisable, during your lifetime only by you or, if permissible under applicable law, by your guardian or legal representative.

Adjustment, Recoupment, Forfeiture
Notwithstanding anything to the contrary contained, in consideration of the grant of this PSU award, you agree that this PSU award and any payments under it will be subject to forfeiture or repayment to the extent provided for in the Pitney Bowes Inc. Compensation Recoupment Policy, as in effect from time to time, and the Plan. In the event of any inconsistencies between this PSU agreement and any applicable clawback policy, the clawback policy will govern in any and all cases.
Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations under the Plan, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held or previously made and any other personal data required and relevant to the administration of the Plan, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where Plan administration information collection and processing may occur.
Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of the Plan. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting this award, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.
Amendment, Modification or Termination and Adjustment for Errors
This PSU award and this PSU agreement are subject to amendment, modification or termination by the Company at any time as provided in the Plan. The Company reserves the right to correct any administrative error in this PSU agreement.

Terms of the 2024 Stock Plan
The PSUs are subject to the terms of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this PSU agreement, the provisions of the Plan shall govern. You hereby accept as final, conclusive and binding any decisions by the Committee with respect to the interpretation or administration of the Plan and this PSU agreement. A copy of the Plan and further information concerning the Plan is available on the Company's intranet.
By acceptance of this PSU agreement, you agree to accept the terms of the PSU award as set forth herein and in the Plan.

21-Nov-2024

PERFORMANCE STOCK UNIT AGREEMENT

Congratulations on your 2024 Performance Stock Unit (Performance) (“PSU”) award! Your long- term incentive (“LTI”) award is determined based on your performance and is made in recognition of your past and expected future efforts and contributions to Pitney Bowes, its subsidiaries and affiliates (“Company”). PSUs are issued under the 2024 Stock Plan (as may be amended, the “Plan”). To the extent any capitalized terms used in this PSU agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is made a part of this agreement.
Pursuant to the Plan, the Company hereby grants to you as of the “Award Date” specified below, and you hereby accept from the Company, the number of PSUs set forth below, on the terms and conditions set forth in this agreement and in the Plan.

About Your Performance Stock Unit (PSU) Award
A PSU represents your right to receive one share of Pitney Bowes common stock upon vesting of the PSU, as determined in accordance with this agreement and the Plan.

Award Date	PSUs
21-Nov-2024	150,000
Subject to the terms and conditions of this agreement, the PSUs shall only vest and be settled into shares in the event of a “Qualifying Termination” as defined below in the section titled “Termination Provisions and Vesting of PSUs”, provided that you are continuously employed by the Company through the date of the Qualifying Termination. In the event of your Qualifying Termination, the PSUs shall become vested upon the date of your Qualifying Termination (the “vest date”). For the avoidance of doubt, if a Qualifying Termination of your employment does not occur prior to the one year anniversary of the Grant Date (the “Forfeiture Date”), 100% of the PSUs subject to this award will be immediately forfeited for no consideration and with no further action of the Company.

In all cases, in no event will more than 100% of the PSUs vest. Notwithstanding any provisions in this agreement to the contrary, fractional PSUs shall not vest until the date on which the PSUs become 100% vested, and no Shares will be issued for fractional PSUs.

Rights of the Participant with Respect to the Performance Stock Units
The PSUs granted pursuant to this award do not and shall not entitle you to any rights of a stockholder or holder of common stock. Participants holding unvested PSUs shall not be entitled to receive dividends or dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to corresponding number of shares of Company stock), nor shall a participant have voting rights as a stockholder of the Company with respect to PSUs unless and until the Participant becomes the record owner of the Shares underlying such PSUs.

Vesting, Conversion of Performance Stock Units and Issuance of Common Stock
Vesting of PSUs is conditioned upon your employment with the Company continuing until the vest date, if any. As soon as practicable (but no later than 30 days following) after each vest date, the Company shall cause to be issued to you, in book-entry form to your account at Shareworks, one share of the Company’s common stock for each vested PSU, free and clear of the restrictions set forth in this agreement, in settlement of the PSUs.
In the case of death, common stock will be registered in the name of your estate’s legal representatives, or heirs by will or laws of descent. Upon settlement of a PSU into a Share, you will obtain full voting rights as to such Share and will be entitled to receive cash dividends and other distributions paid with respect to such Share. If you are eligible to and have properly deferred the settlement of the PSUs into Shares in accordance with the Pitney Bowes Executive Equity Deferral Plan, the Pitney Bowes Executive Equity Deferral Plan will govern the terms of the deferral of the PSUs.

Termination Provisions and Vesting of PSUs
You must be employed by the Company to the respective vest date to receive Shares in settlement of the vested PSUs. If a Qualifying Termination does not occur prior to the Forfeiture Date or if a termination of employment occurs that is not a Qualifying Termination, 100% of the PSUs will be forfeited upon the earlier of such termination of employment or the Forfeiture Date.
For purposes of this PSU, the following terms shall be as defined below:
“Qualifying Termination” shall mean the termination of your employment at any time prior to the Forfeiture Date as a result of your (i) death, (ii) Disability, or (iii) a Change of Control or a sale of business or a spin off transaction that does not constitute a Change of Control that results in the Termination of Employment on Account of in connection with a Change in Control (as defined in the Plan).
“Disability” shall mean a Participant who is “disabled” for six months under the provisions and procedures of the Pitney Bowes Long Term Disability (LTD) Plan, irrespective of whether the Participant is eligible to receive benefits under the LTD Plan, or a Participant becomes entitled to receive benefits for six months under state worker’s compensation laws.

If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under this PSU award or any other award(s) granted to you prior to your termination from employment.

The PSUs and all amounts payable in respect of the PSUs are subject to the Company’s clawback policies and the recoupment provisions of the Plan.

Income and Tax Withholding at Vesting
You shall pay to the Company, or make arrangements satisfactory to the Committee for payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the grant, vesting or settlement of PSUs and any dividend equivalents or other distributions made by the Company to you with

Pitney Bowes - Confidential

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respect to the PSUs as and when the Company determines those amounts to be due, and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to you any federal, state, or local taxes of any kind required by law to be withheld with respect to the PSUs or any dividend equivalents or other distributions made by the Company to the Participant with respect to any PSUs.
With respect to your PSU award, the Company will post vested whole Shares to your account at Shareworks.

For income tax consequences of your award, please refer to the Tax Summary for your country by accessing Solium Shareworks at https://www.shareworks.com. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.
You agree that your minimum withholding tax obligation with respect to the granting, vesting or settlement of the PSUs and any distributions made by the Company to you with respect to the PSUs will be satisfied (provided that you have enough vesting or vested Shares available) by the Company’s withholding a portion of the Shares otherwise deliverable to you, such Shares being valued at their Fair Market Value as of the date on which the taxable event that gives rise to the withholding requirement occurs. You further agree that each time the Company withholds Shares to satisfy your minimum withholding tax obligation, the Company will round up to the nearest whole number of Shares (with any over withholding applied to federal income tax). For example, if 9.6 Shares are required to satisfy the minimum withholding tax obligation, the Company will round up to 10 Shares. By accepting this agreement, you consent to this method of tax withholding, including the Company rounding up to the nearest whole number of Shares.

Income from PSUs Are Not Considered Compensation for Benefit Plan Purposes
Any income or actual or unrealized gain related to the PSUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.

No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future awards of PSUs, nor shall any PSUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your PSUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Neither this PSU award nor any right under any PSU award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by you other than by will or by the laws of descent and distribution (or, in the case of PSUs that are forfeited or canceled, to the Company). Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Committee so indicates in writing to you, you may designate one or more beneficiaries who may exercise your rights under this PSU agreement and receive any property distributable with respect to this PSU award upon your death or Disability. Shares issued in settlement of this PSU award, and any rights under this PSU award, shall be payable or exercisable, during your lifetime only by you or, if permissible under applicable law, by your guardian or legal representative.

Pitney Bowes - Confidential

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Adjustment, Recoupment, Forfeiture
Notwithstanding anything to the contrary contained, in consideration of the grant of this PSU award, you agree that this PSU award and any payments under it will be subject to forfeiture or repayment to the extent provided for in the Pitney Bowes Inc. Compensation Recoupment Policy, as in effect from time to time, and the Plan. In the event of any inconsistencies between this PSU agreement and any applicable clawback policy, the clawback policy will govern in any and all cases.

Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations under the Plan, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held or previously made and any other personal data required and relevant to the administration of the Plan, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where Plan administration information collection and processing may occur.

Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of the Plan. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting the PSUs, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.

Amendment, Modification or Termination and Adjustment for Errors
This PSU award and this PSU agreement are subject to amendment, modification or termination by the Company at any time as provided in the Plan. The Company reserves the right to correct any administrative error in this PSU agreement.

Terms of the 2024 Stock Plan
These PSUs are subject to the terms of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this PSU agreement, the provisions of the Plan shall govern. You hereby accept as final, conclusive and binding any decisions by the Committee with respect to the interpretation or administration of the Plan and this PSU agreement. A copy of the Plan and further information concerning the Plan is available on the Company’s intranet.
By acceptance of this PSU agreement, you agree to accept the terms of the PSU award as set forth herein and in the Plan.

Pitney Bowes - Confidential

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2024 Award Letter Interim CEO - RSU – US
22-May-2024

Lance Rosenzweig

RESTRICTED STOCK UNIT AGREEMENT

Congratulations on your 2024 long-term incentive award! Your long-term incentive (LTI) award is determined based on your performance and is made in recognition of your expected future efforts and contributions to Pitney Bowes, its subsidiaries and affiliates (“Company”).
The details of your RSU award are described on the following pages.
About Your Restricted Stock Unit (RSU) Award
The dollar value of 40% of your LTI award has been converted into RSUs based on the average of the closing prices of Pitney Bowes common stock on the NYSE from May 8 through May 21, 2024. The award is rounded up to the nearest whole unit when converting the award value into the applicable number of RSUs. An RSU represents your right to one share of Pitney Bowes stock after a specified restriction period. The overall value of this vehicle is the underlying grant price and subsequent stock price appreciation. The date of award, the number of RSUs that have been awarded, the grant price, and the vesting provisions are specified below.

Award Date	RSUs	Award Date Price
22-May-2024	302,458	$5.29 USD

Rights of the Participant with Respect to the Restricted Stock Units
The RSUs granted pursuant to this award do not and shall not entitle awardee to any rights of a shareholder of common stock. Participants holding unvested RSUs shall not be entitled to receive dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to corresponding number of shares of Company stock), nor shall the awardee have voting rights as a shareholder of the Company with respect to RSUs.

Vesting, Conversion of Restricted Stock Units and Issuance of Common Stock
Your RSU grant will vest in four equal installments with 25% vesting on your first day of employment as Interim Chief Executive Officer; 25% vesting on August 19, 2024; 25% vesting on November 18, 2024; and the final 25% vesting on February 17, 2025, subject to your continued service as Interim Chief Executive Officer. The vesting of the RSUs is conditioned upon your employment with the Company continuing until the vesting date (unless the termination provisions provide otherwise). However, if you cease to serve as Interim Chief Executive Officer prior to a vesting date or dates, the Board, in its sole discretion may accelerate the vesting of all or a portion of the unvested RSU Award. As soon as practicable but no more than 30 days after each vesting date, the Company shall cause to be issued common stock in book-entry form registered in your name, which are granted in payment of such vested whole RSUs. An RSU may be settled in shares or cash as the Committee may determine from time to time. In the case of death, common stock will be registered in the name of your estate’s legal representatives, or heirs by will or laws of descent. Upon settlement of the RSU(s) into common share(s) of Company stock, you will obtain full voting rights and will be entitled to receive cash dividends and other distributions paid with respect to Company stock. If you are eligible to defer the conversion of RSUs into common shares and have so elected before the award was made, the RSUs will be converted instead into vested RSUs on the vesting date. You will be entitled to receive dividend equivalents on your vested RSUs (cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Company stock) but you will not be entitled to vote your vested RSUs.
Termination Provisions and Vesting of RSUs
The Plan either specifically provides or authorizes the Board to provide in this Award Agreement what happens in the event you are no longer Interim Chief Executive Officer of the Company (even if you remain a member of the Board). Except as provided below, unvested RSUs will be forfeited upon termination of employment. The following chart describes the more common events relevant to RSUs.

RSUs:

TERMINATION EVENT	TREATMENT OF UNVESTED RSUS
Death or Disability*	Immediate Vesting.
Sale of Business / Company Spin-Off	Immediate vesting upon sale or spin-off.
Voluntary resignation	Forfeited
Gross Misconduct	Forfeited
* Disability vesting occurs on the date of termination of employment due to disability.
If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under the award(s) granted to you prior to your termination from employment.
Income and Tax Withholding at Vesting
With respect to your RSU award, the Company will post vested whole shares of Pitney Bowes Inc. common stock to your account at Shareworks at 1-877-380-7793 within the U.S. or 1-403-515- 3909 from outside the United States.

For income tax consequences of your award, please refer to the Tax Summary for your country by accessing Solium ShareWorks at https://www.shareworks.com/. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.

Income from RSUs Are Not Considered Compensation for Benefit Plan Purposes
Any income or actual or unrealized gain related to the RSUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.

No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future awards of RSUs, nor shall any RSUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your RSUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Unless determined otherwise by the Committee, no Award and no right under any such Award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution (or, in the case of Awards that are forfeited or canceled, to the Company). No Award and no right under any such Award shall be the subject of short-term speculative trading in Company securities, including hedging, short sales, “put” or “call” options, swaps, collars or any other derivative transactions. No Award and no right under any such Award can be transferred for value or consideration. Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Committee so indicates in writing to a Participant, he or she may designate one or more beneficiaries who may exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

Adjustment, Recoupment and Forfeiture
The Board, or its delegate, may adjust, recoup or forfeit any award made or paid to any employee if the Board, or its delegate, reasonably believes that you (i) breached a covenant under the Proprietary Interest Protection Agreement you entered into or (ii) engaged in “Gross Misconduct”, as defined in the Plan, including (a) the conviction of a felony, or crime of similar magnitude, in connection with the performance or non-performance of your duties as an employee or (b) the willful act or failure to act in a way that results in material injury to the business or its employees. The Board, or its delegate, shall in its sole discretion determine whether there has been an infraction allowing an adjustment, recoupment or forfeiture.

With respect to executive officers, in the event of a restatement of the Company’s financial results which consists of a misrepresentation of the financial state of the Company, for purposes of the Securities Exchange Act of 1934, the Board, or its delegate, may, upon review of the facts and circumstances, take necessary and appropriate actions including adjusting, recouping or forfeiting any awards made or paid to executive officers during the past 36 months where the payment or award was predicated upon the achievement of certain financial results that were subsequently subject of a restatement.

RSUs awarded under this Agreement will be subject to any claw back policy of the Company in effect from time to time, including, without limitation, the Pitney Bowes Inc. Compensation Recoupment Policy. In the event of any inconsistencies between this Award Agreement and any applicable claw back policy, the claw back policy will govern in any and all cases.

Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations under the Plan, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held or previously made and any other personal data required and relevant to the administration of the Plan, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where Plan administration information collection and processing may occur.
Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of the Plan. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting the RSUs, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.

Company reserves right to Amend, Modify or Terminate and Adjust Errors
The Plan and programs under which future RSUs are awarded are subject to amendment, modification or termination by the Company at any time. The Company reserves the right to correct any administrative error in composing this letter.

Terms of the Amended and Restated Pitney Bowes 2024 Stock Plan
RSU awards are subject in all respects to the detailed terms and conditions of the Plan, as amended. Any inconsistencies between this Award Agreement and the Plan language will be rectified in favor of the Plan language. Further information concerning the Plan appears in the Company prospectus which is available online by accessing Solium ShareWorks at https://www.shareworks.com/.

You should read all of these documents to understand important information about this program, the Company and its stock, the terms of your participation in the program and the tax implications of the program. This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.
By receipt of this Notice of Grant, you agree to accept the terms of the award as set forth herein and in the Amended and Restated Pitney Bowes Inc. 2024 Stock Plan.

21-Nov-2024
        Lance Rosenzweig

RESTRICTED STOCK UNIT AGREEMENT

Congratulations on your 2024 Restricted Stock Unit (“RSU”) award! Your long-term incentive (“LTI”) award is determined based on your performance and is made in recognition of your past and expected future efforts and contributions to Pitney Bowes, its subsidiaries and affiliates (“Company”). RSUs are issued under the 2024 Stock Plan (as may be amended, the “Plan”). To the extent any capitalized terms used in this RSU agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is made a part of this agreement.
Pursuant to the Plan, the Company hereby grants to you as of the “Award Date” specified below, and you hereby accept from the Company, the number of RSUs set forth below, on the terms and conditions set forth in this agreement and in the Plan.

About Your Restricted Stock Unit (RSU) Award
An RSU represents your right to receive one share of Pitney Bowes common stock upon vesting of the RSU, as determined in accordance with this agreement and the Plan.

Award Date	RSUs
21-Nov-2024	200,000

Subject to the terms and conditions of this agreement, the RSUs shall vest and be settled into shares in four equal installments with 25% vesting on November 21, 2024, 25% vesting on January 24, 2025; 25% vesting on April 23, 2025; and the final 25% vesting on July 22, 2025 (the “vest dates”), provided that you are continuously employed by the Company through the applicable vest date except as provided in this agreement.
In all cases, in no event will more than 100% of the RSUs vest. Notwithstanding any provisions in this agreement to the contrary, fractional RSUs shall not vest until the date on which the RSUs become 100% vested, and no Shares will be issued for fractional RSUs.
Rights of the Participant with Respect to the Restricted Stock Units
The RSUs granted pursuant to this award do not and shall not entitle you to any rights of a stockholder or holder of common stock. Participants holding unvested RSUs shall not be entitled to receive dividends or dividend equivalents (cash payments equal to any cash dividends and other distributions paid with respect to corresponding number of shares of Company stock), nor shall a participant have voting rights as a stockholder of the Company with respect to RSUs unless and until the Participant becomes the record owner of the Shares underlying such RSUs.

Vesting, Conversion of Restricted Stock Units and Issuance of Common Stock
Vesting of RSUs is conditioned upon your employment with the Company continuing until each respective vest date (unless provided otherwise in this agreement). As soon as practicable after each vest date, the Company shall cause to be issued to you, in book-entry form to your account at Shareworks, one share of the Company’s common stock for each vested RSU, free and clear of the restrictions set forth in this agreement, in settlement of the RSUs.

In the case of death, common stock will be registered in the name of your estate’s legal representatives, or heirs by will or laws of descent. Upon settlement of an RSU into a Share, you will obtain full voting rights as to such Share and will be entitled to receive cash dividends and other distributions paid with respect to such Share. If you are eligible to and have properly deferred the settlement of the RSUs into Shares in accordance with the Pitney Bowes Executive Equity Deferral Plan, the Pitney Bowes Executive Equity Deferral Plan will govern the terms of the deferral of the RSUs.
Termination Provisions and Vesting of RSUs
Except as set forth below, you must be employed by the Company through each respective vest date to receive Shares in settlement of the vested RSUs, and unvested RSUs will be forfeited upon termination of employment. The following charts describe the more common termination events and the impact on RSUs of certain terminations of your employment with the Company prior to the vest dates stated above and will control unless limited by the provisions of the Plan.

TERMINATION EVENT	TREATMENT OF UNVESTED RSUs
Death or Disability*
In the event of termination of your employment with the Company due to your death or Disability, unvested RSUs will be vested in full as of the date of termination of employment. Shares relating to the vested RSUs will be issued within 30 days of the date of termination of employment. The Shares will be delivered to your personal representative, spouse, designated beneficiary or to your estate.

Involuntary termination other than for Gross Misconduct** or resignation for Good Reason***
In the event of termination of your employment with the Company by the Company other than for Gross Misconduct or your resignation for Good Reason prior to a Change of Control, any outstanding RSUs will become fully vested upon such termination and will settle within 30 days of the date of such termination of employment.

Change of Control
In the case of a Change of Control or a sale of business or a spin off transaction that does not constitute a Change of Control that results in the Termination of Employment on Account of a Change of Control (as defined in the Plan), any outstanding RSUs will become fully vested upon such termination and will settle within 30 days of the date of such termination of employment.

Voluntary resignation	In the event of termination of your employment with the Company due to your voluntary resignation other than for Good Reason, unvested RSUs will be forfeited on the date of termination of employment.

Termination for Gross Misconduct**
In the event of termination of your employment with the Company for Gross Misconduct, unvested RSUs will be forfeited on the date of your termination of employment or the date of the actions giving rise to Gross Misconduct, as determined in good faith by the Committee.

* “Disability” shall mean a Participant who is “disabled” for six months under the provisions and procedures of the Pitney Bowes Long Term Disability (LTD) Plan, irrespective of whether the Participant is eligible to receive benefits under the LTD Plan, or a Participant becomes entitled to receive benefits for six months under state worker’s compensation laws.
** “Gross Misconduct” is defined in the Pitney Bowes Inc. Key Employees Incentive Plan, and determined in good faith by the Committee
*** “Good Reason” means the occurrence of any of the following without your written consent: (a) the assignment to you of any duties materially inconsistent in any respect with your position, authority, duties and responsibilities, or any other action by the Company which results in a material diminution in such position, authority, duties, or responsibilities, excluding for this purpose an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; (b) a material reduction in your annual salary, employee benefits, or other compensation, other than an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you; or (c) the Company’s requiring you to be based at any office or location more than 35 miles farther from your place of residence than the office or location at which you are then employed or the Company’s requiring you to travel on Company business to a substantially greater extent-- provided, that, for a resignation by you to constitute a resignation for Good Reason hereunder, (x) you must give written notice to the Company of the existence of the condition giving rise to Good Reason (and a detailed description thereof) within sixty (60) days following the initial occurrence of such condition, (y) such condition must remain uncorrected for thirty (30) days following receipt by the Company of such written notice, and (z) you must resign within sixty (60) days following the expiration of the Company cure period.
If your employment with the Company terminates and you are subsequently rehired by the Company, your subsequent employment will not reinstate your rights under this RSU award or any other award(s) granted to you prior to your termination from employment.

The RSUs and all amounts payable in respect of the RSUs are subject to the Company’s clawback policies and the recoupment provisions of the Plan.
Income and Tax Withholding at Vesting
You shall pay to the Company, or make arrangements satisfactory to the Committee for payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the grant, vesting or settlement of RSUs and any dividend equivalents or other distributions made by the Company to you with respect to the RSUs as and when the Company determines those amounts to be due, and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to you any federal, state, or local taxes of any kind required by law to be withheld with respect to the RSUs or any dividend equivalents or other distributions made by the Company to the Participant with respect to any RSUs.
With respect to your RSU award, the Company will post vested whole Shares to your account at Shareworks.

For income tax consequences of your award, please refer to the Tax Summary for your country by accessing Solium Shareworks at https://www.shareworks.com. The Company will withhold all required taxes pursuant to the laws of the local jurisdiction. By accepting this award, you authorize the Company to withhold appropriate taxes and other required payments, if, and when it determines the award becomes taxable to you.
You agree that your minimum withholding tax obligation with respect to the granting, vesting or settlement of the RSUs and any distributions made by the Company to you with respect to the RSUs will be satisfied (provided that you have enough vesting or vested Shares available) by the Company’s withholding a portion of the Shares otherwise deliverable to you, such Shares being valued at their Fair Market Value as of the date on which the taxable event that gives rise to the withholding requirement occurs. You further agree that each time the Company withholds Shares to satisfy your minimum withholding tax obligation, the Company will round up to the nearest whole number of Shares (with any over withholding applied to federal income tax). For example, if 9.6 Shares are required to satisfy the minimum withholding tax obligation, the Company will round up to 10 Shares. By accepting this agreement, you consent to this method of tax withholding, including the Company rounding up to the nearest whole number of Shares.

Income from RSUs Are Not Considered Compensation for Benefit Plan Purposes
Any income or actual or unrealized gain related to the RSUs will not be considered regular compensation for purposes of severance, resignation, termination, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, whether under statutory or common law.
No Vested Rights in Future Awards; Waiver of claims
This award is granted solely on a discretionary basis considering past and expected future performance and is not intended to create a right or entitlement. This award does not create a right to or expectation of future employment with the Company. You do not have any vested right to continue to receive future awards of RSUs, nor shall any RSUs granted to you become a benefit or entitlement of employment. You will have no rights, claim or entitlement to compensation or damages as a result of your termination of employment for any reason whatsoever (whether or not in breach of contract or local law), insofar as these rights, claim or entitlement arise or may arise from (i) the vesting of your RSUs, (ii) your ceasing to have rights under or be entitled to any award as a result of such termination or (iii) loss or diminution in value of the award as a result of such termination, and you irrevocably release your employer, the Company and its affiliates, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by accepting this award, you will be deemed to have irrevocably waived your entitlement to pursue such rights or claim.

Limits on Transfer of Awards
Neither this RSU award nor any right under any RSU award shall be assignable, alienable, pledgeable, attachable, encumberable, saleable, or transferable by you other than by will or by the laws of descent and distribution (or, in the case of RSUs that are forfeited or canceled, to the Company). Any purported assignment, sale or transfer thereof shall be void and unenforceable against the Company. If the Committee so indicates in writing to you, you may designate one or more beneficiaries who may exercise your rights under this RSU agreement and receive any property distributable with respect to this RSU award upon your death or Disability. Shares issued in settlement of this RSU award, and any rights under this RSU award, shall be payable or exercisable, during your lifetime only by you or, if permissible under applicable law, by your guardian or legal representative.

Adjustment, Recoupment, Forfeiture
Notwithstanding anything to the contrary contained, in consideration of the grant of this RSU award, you agree that this RSU award and any payments under it will be subject to forfeiture or repayment to the extent provided for in the Pitney Bowes Inc. Compensation Recoupment Policy, as in effect from time to time, and the Plan. In the event of any inconsistencies between this RSU agreement and any applicable clawback policy, the clawback policy will govern in any and all cases.
Data Privacy
In order for Pitney Bowes to meet its administrative, tax and legal obligations under the Plan, you agree to allow the Company to collect, process and transfer personal data about you, as described below. Such data includes, without limitation, the information provided in the award materials and other personal data such as your name, work address, work telephone, employment status, salary, details of common stock and awards for common stock held or previously made and any other personal data required and relevant to the administration of the Plan, tax compliance and reporting purposes. Because Pitney Bowes is a multinational Company, in the case of non-U.S. residents, such personal data will be transferred to the United States of America and possibly to other locations where Plan administration information collection and processing may occur.
Your agreement to collect, use, store and transfer any such personal data extends to Pitney Bowes Inc. and any of its subsidiaries, any outside third-party plan administrators as selected by the Company and any other person that the Company may engage in the administration of the Plan. You may exercise your right to access and correct your personal data at any time by contacting your local human resources representative or by accessing Workday, where available. By accepting the RSUs, you agree to the collection, use, and storage of your personal data for purposes described in this award. If you do not agree, you may revoke the award by contacting your local Human Resources Representative.
Amendment, Modification or Termination and Adjustment for Errors
This RSU award and this RSU agreement are subject to amendment, modification or termination by the Company at any time as provided in the Plan. The Company reserves the right to correct any administrative error in this RSU agreement.

Terms of the 2024 Stock Plan
These RSUs are subject to the terms of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this RSU agreement, the provisions of the Plan shall govern. You hereby accept as final, conclusive and binding any decisions by the Committee with respect to the interpretation or administration of the Plan and this RSU agreement. A copy of the Plan and further information concerning the Plan is available on the Company’s intranet.

By acceptance of this RSU agreement, you agree to accept the terms of the RSU award as set forth herein and in the Plan.